UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 16, 2022 (September 16, 2022)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts,	01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 16, 2022, the Board of Trustees (the “Board”) of Eversource Energy (the “Company”) announced that James J. Judge, Executive Chairman of the Board of Trustees, will retire as Executive Chairman of the Board and as a Trustee, effective as of December 31, 2022. The Board elected Joseph R. Nolan, Jr., President and Chief Executive Officer and a Trustee, as Chairman of the Board of Trustees and also appointed Mr. Nolan as Chair of the Executive Committee of the Board, effective as of December 31, 2022.

Also on September 16, 2022, the Board determined that Jay S. Buth, Vice President, Controller and Chief Accounting Officer of the Company, is temporarily unavailable to perform his duties as principal accounting officer. The Board appointed John M. Moreira, currently Executive Vice President, Chief Financial Officer and Treasurer of the Company, to serve as the principal accounting officer on an interim basis.

Section 8	Other Events

Item 8.01	Other Events.

On September 16, 2022, the Company issued a press release announcing Mr. Judge’s retirement as Executive Chairman of the Board and as a Trustee and Mr. Nolan’s election as Chairman of the Board, both effective as of December 31, 2022, which press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated September 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

September 16, 2022	By:	/s/ James W. Hunt, III
James W. Hunt, III
Executive Vice President - Corporate Relations and Sustainability and Secretary